UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 23, 2016

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

Vornado Realty Trust (NYSE:VNO) today announced that its subsidiary, JBG SMITH Properties (“JBG SMITH”), has filed a Registration Statement on Form 10 (the “Form 10”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with Vornado’s previously announced plan to spin off its Washington, DC metropolitan area business into JBG SMITH, which will become a new publicly traded real estate investment trust, or REIT.  Also as previously announced, immediately following the spin off, JBG Smith will be combined with the management business and certain Washington DC metropolitan area real estate assets and other assets (the “JBG Included Assets”) of The JBG Companies pursuant to the Master Transaction Agreement, dated October 31, 2016 (the “MTA”), by and among Vornado Realty Trust, Vornado Realty L.P., JBG Properties, Inc., JBG/Operating Partners, L.P., certain affiliates of JBG Properties, Inc. and JBG/Operating Partners, L.P.,  JBG SMITH and JBG SMITH Properties LP.

The Form 10 contains preliminary information about the potential terms and conditions of the spin-off of JBG SMITH and the combination of JBG SMITH with the JBG Included Assets (the “Transactions”).  It also contains preliminary information about JBG SMITH as a stand-alone company following the Transactions, including financial, capital structure, business and properties, risk factor and management and governance information.  The Form 10 will be revised and updated in future amendments filed with the SEC.

The Transactions are subject to certain conditions, including the SEC declaring that JBG SMITH’s registration statement is effective, filing and approval of JBG SMITH’s listing application with the New York Stock Exchange, the absence of any law, order or injunction prohibiting the consummation of the Transactions, and no more than 40% of the JBG Included Properties (as defined in the MTA) and no more than 20% of the Vornado Included Properties (as defined in the MTA) (each percentage based on the initial asset values agreed to by the parties in the MTA) having been designated as “Kickout Interests” (as defined in the MTA) and therefore prevented from being transferred to JBG SMITH in the Transactions.

Vornado’s obligation to consummate the Transactions is further subject to certain additional conditions, including the receipt by Vornado and JBG SMITH of certain legal opinions, and certain key individuals having remained employed by the JBG Parties (as defined below) through the date of the consummation of the Transactions and not having repudiated their employment agreements with JBG SMITH prior to the consummation of the Transactions.  The obligation of JBG Properties, Inc., JBG/Operating Partners, L.P. and their respective affiliates (collectively, the “JBG Parties”) to consummate the Transactions is also subject to certain additional conditions, including the receipt by the JBG Parties and JBG SMITH of certain legal opinions.

The Form 10 is available in the Investor Relations section on Vornado’s website, www.vno.com.

Vornado Realty Trust is a fully-integrated equity real estate investment trust.

Certain statements contained herein may constitute “forward-looking statements” as such term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results, financial condition and business of Vornado and of JBG SMITH may differ materially from those expressed or implied in these forward-looking statements. You can find many of these statements by looking for words such as “approximates”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “would”, “may” or similar expressions in this Current Report on Form 8-K. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: uncertainties as to the timing of the Transactions and whether they will be completed, the possibility that various closing conditions to the Transactions may not be satisfied or waived, the expected tax treatment of the Transactions, the composition of JBG SMITH’s portfolio following the completion of the Transactions, the possibility that third-party consents required to transfer certain properties in the Transactions will not be received, the impact of the Transactions on the businesses of Vornado and JBG SMITH, the timing of and costs associated with property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see “Risk Factors” in Vornado’s annual and quarterly periodic reports filed with the SEC. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 or furnished with this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Vornado or Vornado Realty L.P., the operating partnership through which Vornado conducts its business, under the Securities Act or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer, Vornado Realty Trust

Date:  January 23, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer, Vornado Realty Trust

Date: January 23, 2017